Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2017
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Investments in associates and joint ventures

20. Investments in associates and joint ventures

	Joint		2017	Joint		2016
	ventures	Associates	Total	ventures	Associates	Total
	£m	£m	£m	£m	£m	£m
At 1 January	19	244	263	20	187	207
Exchange adjustments	(2)	(10)	(12)	4	41	45
Additions	—	15	15	3	8	11
Disposals	—	(92)	(92)	—	—	—
Distributions received	(1)	(1)	(2)	(2)	(1)	(3)
Other movements	—	(2)	(2)	(2)	—	(2)
(Loss)/profit after tax recognised in the consolidated income statement	(3)	16	13	(4)	9	5

At 31 December	13	170	183	19	244	263

The Group held one significant associate at 31 December 2017, Innoviva, Inc. At 31 December 2017, the Group owned 32 million shares or 31.4% of Innoviva, which is a biopharmaceutical company listed on NASDAQ. Innoviva partnered with GSK in the development of the long acting beta agonist vilanterol and currently receives royalty income from sales of products that contain this component, namely Relvar/Breo Ellipta, Anoro Ellipta and Trelegy Ellipta. The remaining 85% of the economic interest in these royalties will be due to Theravance Biopharma Inc., a company spun out of Innoviva in 2014, in which the Group holds 17.8% of the common stock. The investment in Innoviva had a market value of £336 million at 31 December 2017 (2016 – £278 million).

In 2017, the Group divested its shareholdings in two associates, see Note 38, ‘Acquisitions and disposals’.

Summarised balance sheet information, based on results information, in respect of Innoviva is set out below:

	At 31 December	At 31 December
	2017	2016
	£m	£m
Non-current assets	124	146
Current assets	148	160

Current liabilities	(26)	(16)
Non-current liabilities	(426)	(575)

Net liabilities	(180)	(285)

	2017	2016
	£m	£m
Interest in associated undertaking	(57)	(84)
Goodwill	86	84
Fair value and other adjustments	118	138

Carrying value at 31 December	147	138